UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2022

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2022, the Board of Directors (the “Board”) of Faraday Future Intelligent Electric, Inc. (the “Company”) appointed Yun Han as Chief Accounting Officer and Interim Chief Financial Officer of the Company, reporting to Dr. Carsten Breitfeld, the Global Chief Executive Officer of the Company (or, following the appointment of a permanent Chief Financial Officer, reporting to the Company’s Chief Financial Officer), effective as of October 25, 2022.

Ms. Han, age 48, has served as Senior Vice President and Chief Accounting Officer of Romeo Power, Inc. (NYSE: RMO), a company that designs, engineers, and manufactures lithium-ion cylindrical battery packs for electric vehicles and energy storage solutions from July 2021 to October 2022. Prior to that, Ms. Han served as Vice President and Corporate Controller of ImmunityBio, Inc. (NASDAQ: IBRX), a clinical-stage biotechnology company, from 2019 to 2021, where she oversaw SEC financial reporting and full cycle operational and general ledger accounting. Before joining ImmunityBio, Inc., Ms. Han owned her own accounting practice, Han Accountancy, A Professional Corp. Significant projects during Ms. Han’s 2017 to 2019 leadership of Han Accountancy included serving as IPO Consultant of Parsons Corporation, as Chief Financial Officer of USA-United Education Services, and as Lead of Financial Reporting of Palisades Investment, LLC. Ms. Han started her career at PricewaterhouseCoopers LLP (“PwC”), where she served various audit clients and worked as a technical accounting consultant at the PwC National Office from 2004 to 2017, concluding her time at PwC as a senior manager. Ms. Han earned a B.A. in Accounting from the University of Southern California’s Leventhal School of Accounting and is a Certified Public Accountant.

In connection with Ms. Han’s appointment, the Company entered into an offer letter with Ms. Han (the “Han Offer Letter”), pursuant to which Ms. Han will receive an annual base salary of $400,000 and a one-time signing and retention bonus consisting of $200,000 in cash (the “Cash Signing and Retention Bonus”) and restricted stock units (“RSUs”) having a grant date fair value of $200,000, which shall fully vest thirty (30) days after the date of Ms. Han’s onboarding at the Company, subject to Ms. Han’s continued employment through such vesting date (the “Equity Signing and Retention Bonus” and together with the Cash Signing and Retention Bonus, the “Signing and Retention Bonus”). If Ms. Han’s employment terminates within 24 months of her start date, she must repay a pro-rata portion of the Signing and Retention Bonus (or the entire Signing and Retention Bonus in the case of a termination of her employment for cause).

Ms. Han will also be eligible to receive a discretionary annual performance bonus up to $240,000. Subject to approval by the Board and the terms of the Company’s 2021 Stock Incentive Plan, it is anticipated that Ms. Han will receive (i) as of her start date with the Company, $300,000 in grant date fair value of RSUs, (ii) as of her first annual work anniversary with the Company, $400,000 in grant date fair value of RSUs, (iii) as of her second annual work anniversary with the Company, $550,000 in grant date fair value of RSUs, and (iv) as of her third annual work anniversary with the Company, $750,000 in grant date fair value of RSUs. Each RSU grant will vest in equal 25% increments on each of the first four anniversaries of the applicable grant date, provided Ms. Han remains employed with the Company on each such vesting date.

Subject to approval by the Board and the terms of the Company’s 2021 Stock Incentive Plan, Ms. Han will be eligible to receive an additional number of performance stock units (“PSUs”) having a target value equal to $2,000,000 if the Company and Ms. Han reach certain milestones and/or performance goals on certain dates as specified by the Board. The first tranche of such PSUs were granted to Ms. Han as of her start date and have a grant date fair value of $300,000 and will vest on the first three anniversaries of the start of production of the Company’s FF 91 model.

In the event that Ms. Han’s employment is terminated without cause or due to her death or disability or if she resigns for good reason, then, subject to her execution and non-revocation of a standard release of claims in favor of the Company and its affiliates, she will be entitled to (i) a lump sum payment equal to twelve months’ base salary, (ii) Ms. Han’s target annual bonus and (iii) the immediate vesting in full of all outstanding equity awards, with any applicable performance metrics to be deemed satisfied at the greater of target performance or actual performance measured on the termination date.

The foregoing description of the Han Offer Letter is a summary and is qualified in its entirety by reference to the full text of the Han Offer Letter filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Ms. Han and any other persons, pursuant to which she was appointed as Chief Accounting Officer and Interim Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Ms. Han, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On October 26, 2022, the Company issued a press release regarding the foregoing matters, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As of October 25, 2022, the Company’s cash position was $27.4 million, including restricted cash of $2.1 million.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated October 22, 2022, by and between Faraday Future Intelligent Electric Inc. and Yun Han.
99.1	Press Release issued by Faraday Future Intelligent Electric Inc., dated October 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: October 26, 2022	By:	/s/ Carsten Breitfeld
	Name:	Carsten Breitfeld
	Title:	Global Chief Executive Officer

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